UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21745

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2013

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund (ETW)

Annual Report

December 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund currently distributes monthly cash distributions equal to $0.0973 per share in accordance with the MDP. The Fund’s distribution frequency changed from quarterly to monthly beginning in January 2013. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report December 31, 2013

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Fund Snapshot	5

Endnotes and Additional Disclosures	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	25

Federal Tax Information	26

Dividend Reinvestment Plan	27

Management and Organization	29

Important Notices	32

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the 12-month period started on January 1, 2013, global stocks (as measured by the MSCI All Country World Index2) were beginning a rally that would continue well into May. The rally was driven largely by strengthening economic data in the U.S., Europe and elsewhere, along with highly accommodative monetary policies by central banks around the world.

In late May 2013, U.S. Federal Reserve (the Fed) Chairman Ben Bernanke surprised the markets by indicating that the Fed’s $85 billion in monthly asset purchases, known collectively as quantitative easing (QE), could begin to taper off sooner than most investors had expected. The negative effect on worldwide markets was swift and dramatic. Bond investors rushed to sell assets in anticipation of rising interest rates. The prospect of reduced Fed stimulus weighed on global equities as well, most notably in emerging markets dependent on exports to developed nations.

By late June 2013, however, global equities, in general, resumed their upward trajectory. Factors contributing to the rally included some backtracking by the Fed on its earlier statements regarding QE, ongoing improvements in housing and other U.S. economic data, and news from Europe that the eurozone had officially come out of recession.

In late August 2013, global stocks faltered again, as investors worried that geopolitical tensions in the Middle East could lead to a spike in oil prices. As those concerns faded, equities once more trended upward. In mid-September, the Fed again surprised investors by announcing that it was postponing any tapering of QE for the time being. Global stocks initially surged in response, only to drift downward in late September and early October amid investor uncertainty over the Fed’s intentions and a Congressional impasse that led to a partial U.S. government shutdown on October 1, 2013.

In mid-October, global stocks reversed direction again and began a rally that more or less lasted through the end of the 12-month period, driven largely by moderate economic growth that seemed to confirm the recovery was gaining strength worldwide. Even the Fed’s mid-December announcement that tapering of QE would actually begin in January 2014 did not derail the rally, as investors appeared relieved that the tapering would be gradual and that the Fed still intended to keep the Fed funds rate near zero for an extended period.

The MSCI All Country World Index, a proxy for global equities, returned 22.80% for the 12-month period. In the U.S., the S&P 500 Index closed at a new all-time high on December 31, 2013, delivering a one-year return of 32.39%. The nascent European recovery helped power the FTSE Eurotop 100 Index to a 12-month return of 24.45%. In response to Prime Minister Shinzo Abe’s drive to end deflation, Japan’s Nikkei-225 Stock Average advanced 28.46%. Elsewhere in the Asia-Pacific region, the MSCI Golden Dragon Index returned a more modest 6.89% amid slowing growth in China. Emerging markets were among the year’s worst performers, with the MSCI Emerging Markets Index falling 2.60% for the 12-month period.

Fund Performance

For the 12-month period ended December 31, 2013, Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the Fund) had a total return of 17.46% at net asset value (NAV), underperforming the 32.39% return of the S&P 500 Index (the Index), the 24.45% return of the FTSE Eurotop 100 Index and the 30.39% return of a blended index (comprised 33% of the S&P 500 Index, 22% of the NASDAQ-100 Index, 34% of the FTSE Eurotop 100 Index and 11% of the Nikkei-225 Stock Average), and outperforming the 13.26% return of the CBOE S&P 500 BuyWrite Index and the 16.54% return of the CBOE NASDAQ-100 BuyWrite Index. The Fund’s underlying common stock portfolio underperformed the Index but outperformed the FTSE Eurotop 100 Index. The Fund’s options overlay strategy detracted from performance relative to both the Index and the FTSE Eurotop 100 Index.

Within the Fund’s underlying common stock portfolio, detractors from performance relative to the Index included stock selection in the industrials, materials and consumer staples sectors, as well as an overweight and stock selection in the information technology sector. In contrast, Fund performance versus the Index was helped by stock selection in the telecommunication services and health care sectors, stock selection and an underweight in the utilities sector, and an overweight in the consumer discretionary sector.

Relative to the FTSE Eurotop 100 Index, the performance of the Fund’s common stock portfolio benefited from stock selection and an overweight in the consumer discretionary sector, stock selection and underweights in the materials and consumer staples sectors, and stock selection in the health care sector. An underweight in the telecommunication services sector detracted from the Fund’s performance versus the FTSE Eurotop 100 Index. All other sectors contributed positively to the Fund’s performance versus the FTSE Eurotop 100 Index.

The Fund employs an options strategy of writing (selling) stock index call options on a portion of its underlying common stock portfolio. The options strategy, which is designed to help limit the Fund’s exposure to market volatility and enhance current income, can be beneficial during periods of market weakness, but may detract from the Fund’s performance versus the Index during periods of market strength. When the market was trending upward, as it was for most of the 12-month period, the Fund’s writing of index call options held back performance versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2013

Performance2

Portfolio Managers Walter A. Row III, CFA, CMT, David Stein, Ph.D. and Thomas Seto

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception
Fund at NAV	09/30/2005	17.46%	13.48%	6.97%
Fund at Market Price	—	25.26	16.37	5.91
S&P 500 Index	—	32.39%	17.93%	7.33%
NASDAQ-100 Index	—	36.92	25.75	11.17
FTSE Eurotop 100 Index	—	24.45	12.27	5.51
Nikkei-225 Stock Average	—	28.46	9.56	3.18
CBOE S&P 500 BuyWrite Index	—	13.26	10.91	4.31
CBOE NASDAQ–100 BuyWrite Index	—	16.54	13.60	3.26
Blend of 33% S&P 500 Index,	—	30.39	16.97	7.33
22% NASDAQ-100 Index,
34% FTSE Eurotop 100 Index and
11% Nikkei-225 Stock Average

% Premium/Discount to NAV[3]
				–7.84%

Distributions[4]
Total Distributions per share for the period				$1.168
Distribution Rate at NAV				8.89%
Distribution Rate at Market Price				9.65%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2013

Fund Profile

Sector Allocation (% of net assets)6

Country Allocation (% of total investments)6

Top 10 Holdings (% of total investments)[5]

Apple, Inc.	4.2%

Google, Inc., Class A	2.7

Microsoft Corp.	2.5

Nestle SA	1.7

Roche Holding AG PC	1.5

Amazon.com, Inc.	1.4

Vodafone Group PLC	1.4

QUALCOMM, Inc.	1.4

Comcast Corp., Class A	1.3

Gilead Sciences, Inc.	1.3

Total	19.4%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2013

Fund Snapshot

Objective	The primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation.

Strategy	The Fund invests in a diversified portfolio of common stocks and writes call options on one or more U.S. and foreign indices on a substantial portion of the value of its common stock portfolio to generate current earnings from the option premium. The Fund evaluates returns on an after tax basis and seeks to minimize and defer federal income taxes incurred by shareholders in connection with their investment in the Fund.

Options Strategy	Write Index Covered Calls

Equity Benchmark[2]	33% S&P 500 Index 22% NASDAQ-100 Index 34% FTSE Eurotop 100 Index 11% Nikkei-225 Stock Average

Morningstar Category	World Stock

Distribution Frequency	Monthly

Common Stock Portfolio

Positions Held	450

% US / Non-US	53.7/46.3

Average Market Cap	$120.9 Billion

Call Options Written

% of Stock Portfolio	94%

Average Days to Expiration	14 days

% In the Money	–2.3%

The following terms as used in the Fund snapshot:

Average Market Cap: An indicator of the size of the companies in which the Fund invests and is the sum of each security’s weight in the portfolio multiplied by its market cap. Market Cap is determined by multiplying the price of a share of a company’s common stock by the number of shares outstanding.

Call Option: For an index call option, the buyer has the right to receive from the seller (or writer) a cash payment at the option expiration date equal to any positive difference between the value of the index at contract expiration and the exercise price. The buyer of a call option makes a cash payment (premium) to the seller (writer) of the option upon entering into the option contract.

Covered Call Strategy: A strategy of owning a portfolio of common stocks and writing call options on all or a portion of such stocks to generate current earnings from option premium.

In the Money: For a call option on an index, the extent to which the current price of the value of the index exceeds the exercise price of the option.

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2013

Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	MSCI All Country World Index is an unmanaged free float-adjusted market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. FTSE Eurotop 100 Index is a tradable index designed to represent the performance of the 100 most highly capitalized blue-chip companies in Europe. The return for the FTSE Eurotop 100 Index is calculated in U.S. dollars. Nikkei-225 Stock Average is an unmanaged, price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. NASDAQ-100 Index includes 100 of the largest domestic and international securities (by market cap), excluding financials, listed on NASDAQ. CBOE S&P 500 BuyWrite Index measures the performance of a hypothetical buy-write strategy on the S&P 500 Index. CBOE NASDAQ-100 BuyWrite Index measures the performance of a theoretical portfolio that owns stocks included in the NASDAQ-100 Index and writes (sells) NASDAQ-100 Index covered call options. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[3]	The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[4]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at www.eatonvance. com. In recent years, a significant portion of the Fund’s distributions has been characterized as a return of capital. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[5]	Depictions do not reflect the Fund’s option positions. Excludes cash and cash equivalents.

Fund snapshot and profile subject to change due to active management.

Information About Share Repurchase Program

On September 30, 2013, the Fund’s Board of Trustees approved the continuation of the Fund’s share repurchase program. The Board authorized the Fund to repurchase up to 10% of its common shares outstanding as of September 30, 2013 in open market transactions at a discount to net asset value (NAV). Under the previous authorization, the Fund could repurchase up to 10% of its common shares outstanding as of August 8, 2012 at a discount to NAV in the open market. The terms of the reauthorization increased the number of shares available for repurchase. From the date it began repurchasing shares until December 31, 2013, the Fund has purchased the number and percentage of its outstanding shares and seen the changes in its market price and discount to NAV as set forth in the table below. For more information on the Fund’s share repurchase program, please see Note 5 in the Fund’s Notes to Financial Statements.

No. of Shares Repurchased	% Shares Repurchased[1]	Beginning Market Price[2]	12/31/13 Market Price	% Market Return[3]	Beginning NAV Discount[2]	12/31/13 NAV Discount	Discount Change
786,800	0.73%	$11.00	$12.10	25.89%	-13.93%	-7.84%	-6.09%

[1]    % Shares Repurchased is based on the number of shares outstanding on August 8, 2012. [2] Beginning Market Price and Beginning NAV Discount are as of the close of the market on the business day preceding the Fund’s first share repurchase. [3] % Market Return reflects the change in the market price of the Fund shares plus any distributions paid during the period but not reflecting the reinvestment of distributions.

6

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2013

Portfolio of Investments

Common Stocks — 101.9%

Security	Shares	Value

Aerospace & Defense — 1.7%
Engility Holdings, Inc.(1)	994	$33,199
European Aeronautic Defence and Space Co. NV	56,122	4,308,496
General Dynamics Corp.	6,866	656,046
Honeywell International, Inc.	59,872	5,470,505
L-3 Communications Holdings, Inc.	5,966	637,527
Northrop Grumman Corp.	15,716	1,801,211
Raytheon Co.	46,494	4,217,006
Rolls-Royce Holdings PLC(1)	272,487	5,763,472
Textron, Inc.	43,608	1,603,030

		$24,490,492

Air Freight & Logistics — 0.3%
Deutsche Post AG	82,457	$3,011,740
Expeditors International of Washington, Inc.	33,631	1,488,172
United Parcel Service, Inc., Class B	2,894	304,101

		$4,804,013

Auto Components — 0.9%
Aisin Seiki Co., Ltd.	10,200	$414,692
Compagnie Generale des Etablissements Michelin, Class B	26,277	2,795,889
Dana Holding Corp.	46,794	918,098
Denso Corp.	60,300	3,185,568
Johnson Controls, Inc.	60,056	3,080,873
Toyoda Gosei Co., Ltd.	12,800	298,184
Toyota Industries Corp.	6,400	289,309
Yokohama Rubber Co., Ltd. (The)	151,000	1,484,860

		$12,467,473

Automobiles — 1.5%
Daimler AG	132,059	$11,460,664
Fiat SpA(1)	121,840	997,251
Ford Motor Co.	47,101	726,768
Honda Motor Co., Ltd.	98,400	4,061,667
Isuzu Motors, Ltd.	199,000	1,241,151
Mazda Motor Corp.(1)	245,000	1,269,605
Toyota Motor Corp.	17,100	1,042,674

		$20,799,780

Beverages — 1.5%
Coca-Cola Co. (The)	141,910	$5,862,302
Constellation Brands, Inc., Class A(1)	33,994	2,392,498
Heineken Holding NV	24,773	1,568,125

Security	Shares	Value

Beverages (continued)
Heineken NV	30,199	$2,041,047
Kirin Holdings Co., Ltd.	59,000	849,686
PepsiCo, Inc.	77,079	6,392,932
Pernod-Ricard SA	15,528	1,769,122
Takara Holdings, Inc.	84,000	784,059

		$21,659,771

Biotechnology — 3.2%
Amgen, Inc.	86,623	$9,888,882
BioMarin Pharmaceutical, Inc.(1)	19,589	1,376,519
Celgene Corp.(1)	80,889	13,667,005
Gilead Sciences, Inc.(1)	246,709	18,540,181
Regeneron Pharmaceuticals, Inc.(1)	2,769	762,140

		$44,234,727

Building Products — 0.3%
Asahi Glass Co., Ltd.	38,776	$241,450
Daikin Industries, Ltd.	63,100	3,937,610

		$4,179,060

Capital Markets — 1.6%
Affiliated Managers Group, Inc.(1)	4,285	$929,331
Deutsche Bank AG	123,418	5,929,173
Franklin Resources, Inc.	45,407	2,621,346
GAM Holding, Ltd.(1)	58,376	1,136,604
Greenhill & Co., Inc.	11,092	642,670
Julius Baer Group, Ltd.(1)	76,144	3,659,177
Lazard, Ltd., Class A	58,066	2,631,551
Morgan Stanley	79,502	2,493,183
Northern Trust Corp.	15,051	931,506
State Street Corp.	26,469	1,942,560

		$22,917,101

Chemicals — 2.3%
Air Products and Chemicals, Inc.	32,423	$3,624,243
Akzo Nobel NV	10,908	845,871
BASF SE	80,346	8,575,638
Daicel Chemical Industries, Ltd.	51,000	415,641
Dow Chemical Co. (The)	14,120	626,928
Eastman Chemical Co.	22,750	1,835,925
Johnson Matthey PLC	82,005	4,462,127
Kaneka Corp.	57,000	374,270
Linde AG	16,210	3,394,146
Mitsubishi Gas Chemical Co., Inc.	55,000	405,446

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Chemicals (continued)
Monsanto Co.	12,777	$1,489,159
Nitto Denko Corp.	34,900	1,475,733
Shin-Etsu Chemical Co., Ltd.	34,500	2,017,880
Showa Denko KK	236,000	334,722
Solvay SA	5,637	892,164
Sumitomo Chemical Co., Ltd.	136,000	533,777
Toray Industries, Inc.	66,000	457,182
Tosoh Corp.	173,000	806,038
Umicore SA	953	44,529

		$32,611,419

Commercial Banks — 6.0%
Banco Bilbao Vizcaya Argentaria SA	1,124,211	$13,907,087
Banco Santander SA	526,565	4,735,131
Barclays PLC	1,076,485	4,867,739
BB&T Corp.	34,843	1,300,341
BNP Paribas	92,220	7,193,829
Credit Agricole SA(1)	267,065	3,423,484
Danske Bank A/S(1)	77,886	1,789,171
Fifth Third Bancorp	112,006	2,355,486
First Horizon National Corp.	39,470	459,826
First Republic Bank	23,946	1,253,573
Hiroshima Bank, Ltd. (The)	87,000	360,505
HSBC Holdings PLC	654,541	7,183,028
Huntington Bancshares, Inc.	307,053	2,963,062
Intesa Sanpaolo SpA	877,898	2,159,365
KBC Groep NV	22,722	1,291,870
KeyCorp	306,709	4,116,035
Lloyds Banking Group PLC(1)	1,918,446	2,517,359
Mizuho Financial Group, Inc.	155,441	337,467
PNC Financial Services Group, Inc. (The)	41,011	3,181,633
Shinsei Bank, Ltd.	390,000	954,682
Standard Chartered PLC	301,123	6,801,450
Sumitomo Mitsui Financial Group, Inc.	8,108	421,643
SunTrust Banks, Inc.	19,446	715,807
U.S. Bancorp	47,620	1,923,848
UniCredit SpA	326,003	2,404,809
Wells Fargo & Co.	80,937	3,674,540
Zions Bancorporation	41,793	1,252,118

		$83,544,888

Commercial Services & Supplies — 0.5%
SECOM Co., Ltd.	53,800	$3,246,019
Waste Management, Inc.	81,625	3,662,514

		$6,908,533

Security	Shares	Value

Communications Equipment — 2.6%
Cisco Systems, Inc.	727,035	$16,321,936
QUALCOMM, Inc.	260,336	19,329,948
Riverbed Technology, Inc.(1)	30,121	544,587

		$36,196,471

Computers & Peripherals — 4.5%
Apple, Inc.	105,415	$59,149,411
Hewlett-Packard Co.	78,955	2,209,161
NEC Corp.	77,000	173,804
NetApp, Inc.	20,000	822,800

		$62,355,176

Construction & Engineering — 0.4%
Chiyoda Corp.	69,000	$1,001,639
Ferrovial SA	81,605	1,580,835
JGC Corp.	67,000	2,629,336

		$5,211,810

Construction Materials — 0.2%
CRH PLC	62,332	$1,579,610
Imerys SA	4,825	420,006
Lafarge SA	4,914	368,844

		$2,368,460

Consumer Finance — 0.5%
American Express Co.	45,990	$4,172,672
Credit Saison Co., Ltd.	45,600	1,202,106
SLM Corp.	50,603	1,329,847

		$6,704,625

Containers & Packaging — 0.2%
Owens-Illinois, Inc.(1)	27,371	$979,334
Sealed Air Corp.	27,433	934,094
Toyo Seikan Kaisha, Ltd.	19,800	426,258

		$2,339,686

Distributors — 0.4%
Genuine Parts Co.	43,642	$3,630,578
LKQ Corp.(1)	61,930	2,037,497

		$5,668,075

Diversified Financial Services — 1.4%
Bank of America Corp.	125,000	$1,946,250
Berkshire Hathaway, Inc., Class B(1)	16,883	2,001,649

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Diversified Financial Services (continued)
Citigroup, Inc.	12,000	$625,320
CME Group, Inc.	4,775	374,647
Deutsche Boerse AG	11,870	983,713
Groupe Bruxelles Lambert SA	4,239	389,399
ING Groep NV(1)	203,360	2,840,639
Investor AB, Class B	56,000	1,929,958
JPMorgan Chase & Co.	63,787	3,730,264
McGraw Hill Financial, Inc.	27,142	2,122,504
Moody’s Corp.	18,539	1,454,755
ORIX Corp.	41,300	725,718

		$19,124,816

Diversified Telecommunication Services — 1.8%
AT&T, Inc.	243,166	$8,549,716
Belgacom SA	25,589	757,236
BT Group PLC	454,642	2,866,944
Deutsche Telekom AG	220,347	3,796,617
Frontier Communications Corp.	60,044	279,205
Orange SA	8,486	105,355
Telefonica SA	125,256	2,048,031
Verizon Communications, Inc.	129,319	6,354,736

		$24,757,840

Electric Utilities — 0.6%
Acciona SA	8,786	$506,118
Duke Energy Corp.	20,897	1,442,102
Edison International	51,169	2,369,125
Enel SpA	375,898	1,640,191
Fortum Oyj	63,829	1,458,916
Iberdrola SA	72,714	464,043
Pepco Holdings, Inc.	18,841	360,428

		$8,240,923

Electrical Equipment — 0.8%
ABB, Ltd.(1)	292,957	$7,745,782
Fujikura, Ltd.	69,000	323,894
Legrand SA	47,726	2,630,297
Mabuchi Motor Co., Ltd.	5,000	297,534

		$10,997,507

Electronic Equipment, Instruments & Components — 0.9%
Alps Electric Co., Ltd.(1)	153,700	$1,749,862
Corning, Inc.	19,975	355,954
Keyence Corp.	1,210	518,104

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Kyocera Corp.	107,400	$5,369,093
OMRON Corp.	16,500	729,189
Taiyo Yuden Co., Ltd.	124,900	1,632,368
TDK Corp.	49,100	2,355,521

		$12,710,091

Energy Equipment & Services — 0.8%
CGG SA(1)	31,600	$548,413
Halliburton Co.	88,782	4,505,686
Schlumberger, Ltd.	62,861	5,664,405
Technip SA	9,124	878,282

		$11,596,786

Food & Staples Retailing — 1.3%
Carrefour SA	208,600	$8,280,024
CVS Caremark Corp.	80,429	5,756,304
Seven & i Holdings Co., Ltd.	72,700	2,894,653
UNY Co., Ltd.	13,500	82,816
Wal-Mart Stores, Inc.	23,495	1,848,822

		$18,862,619

Food Products — 3.2%
Campbell Soup Co.	14,087	$609,685
Kraft Foods Group, Inc.	56,682	3,056,294
Mondelez International, Inc., Class A	238,500	8,419,050
Nestle SA	332,614	24,377,286
Nissin Foods Holdings Co., Ltd.	11,700	493,755
Toyo Suisan Kaisha, Ltd.	6,000	180,245
Unilever NV	184,449	7,415,819
Yakult Honsha Co., Ltd.	15,300	773,081

		$45,325,215

Gas Utilities — 0.1%
Gas Natural SDG SA	3,226	$83,035
Snam Rete Gas SpA	175,073	978,545

		$1,061,580

Health Care Equipment & Supplies — 1.1%
Abbott Laboratories	113,910	$4,366,170
Analogic Corp.	12,942	1,146,143
Covidien PLC	51,806	3,527,989
Hologic, Inc.(1)	28,813	643,971
Medtronic, Inc.	35,589	2,042,453

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Olympus Corp.(1)	65,500	$2,077,446
Terumo Corp.	20,100	970,421

		$14,774,593

Health Care Providers & Services — 1.1%
DaVita HealthCare Partners, Inc.(1)	35,356	$2,240,510
Express Scripts Holding Co.(1)	30,000	2,107,200
McKesson Corp.	22,301	3,599,381
Team Health Holdings, Inc.(1)	17,059	777,037
Tenet Healthcare Corp.(1)	39,843	1,678,187
UnitedHealth Group, Inc.	64,272	4,839,682

		$15,241,997

Hotels, Restaurants & Leisure — 1.2%
Accor SA	26,214	$1,238,084
Bally Technologies, Inc.(1)	8,316	652,390
International Game Technology	42,344	768,967
Marriott International, Inc., Class A	10,655	525,931
McDonald’s Corp.	73,173	7,099,976
Six Flags Entertainment Corp.	35,954	1,323,826
Yum! Brands, Inc.	68,297	5,163,936

		$16,773,110

Household Durables — 0.2%
Casio Computer Co., Ltd.	63,200	$774,445
PulteGroup, Inc.	84,375	1,718,719
Sekisui Chemical Co., Ltd.	61,000	748,562

		$3,241,726

Household Products — 1.2%
Clorox Co. (The)	18,837	$1,747,320
Colgate-Palmolive Co.	7,994	521,289
Henkel AG & Co. KGaA, PFC Shares	18,309	2,128,137
Kimberly-Clark Corp.	23,485	2,453,243
Procter & Gamble Co.	78,880	6,421,621
Reckitt Benckiser Group PLC	28,474	2,261,857
Unicharm Corp.	12,400	707,525

		$16,240,992

Industrial Conglomerates — 2.2%
3M Co.	52,573	$7,373,363
General Electric Co.	159,703	4,476,475
Nisshinbo Holdings, Inc.	109,000	1,049,591

Security	Shares	Value

Industrial Conglomerates (continued)
Siemens AG	131,938	$18,091,144
Toshiba Corp.	93,000	391,513

		$31,382,086

Insurance — 4.6%
ACE, Ltd.	25,406	$2,630,283
Ageas NV SA	22,500	959,479
Allianz SE	69,106	12,433,942
Allstate Corp. (The)	16,927	923,199
Assicurazioni Generali SpA	272,691	6,406,671
Chubb Corp.	4,667	450,972
Cincinnati Financial Corp.	56,776	2,973,359
Delta Lloyd NV	38,000	943,685
Hartford Financial Services Group, Inc.	55,353	2,005,439
HCC Insurance Holdings, Inc.	27,655	1,276,002
Lincoln National Corp.	31,112	1,606,001
Marsh & McLennan Cos., Inc.	85,867	4,152,528
MetLife, Inc.	99,556	5,368,060
MS&AD Insurance Group Holdings, Inc.	48,200	1,295,566
Principal Financial Group, Inc.	44,331	2,185,962
Prudential Financial, Inc.	37,177	3,428,463
Prudential PLC	349,752	7,814,855
Resolution, Ltd.	66,478	390,211
SCOR SE	63,370	2,317,852
Sony Financial Holdings, Inc.	6,900	125,688
Standard Life PLC	479,801	2,865,322
Swiss Life Holding AG(1)	8,264	1,718,083
T&D Holdings, Inc.	54,600	764,213

		$65,035,835

Internet & Catalog Retail — 2.3%
Amazon.com, Inc.(1)	49,368	$19,687,465
Netflix, Inc.(1)	3,000	1,104,510
priceline.com, Inc.(1)	8,664	10,071,033
Shutterfly, Inc.(1)	21,804	1,110,478

		$31,973,486

Internet Software & Services — 3.8%
eBay, Inc.(1)	94,830	$5,205,219
Facebook, Inc., Class A(1)	105,000	5,739,300
Google, Inc., Class A(1)	34,664	38,848,291
LinkedIn Corp., Class A(1)	7,885	1,709,705
United Internet AG	32,975	1,405,725

		$52,908,240

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

IT Services — 2.0%
Accenture PLC, Class A	6,228	$512,066
Amadeus IT Holding SA, Class A	24,489	1,048,993
AtoS	5,628	509,917
CapGemini SA	44,329	3,000,425
Cognizant Technology Solutions Corp., Class A(1)	62,532	6,314,481
Fidelity National Information Services, Inc.	51,873	2,784,543
Indra Sistemas SA	100,870	1,688,549
International Business Machines Corp.	40,364	7,571,075
MasterCard, Inc., Class A	3,232	2,700,207
Nomura Research Institute, Ltd.	6,800	214,899
NTT Data Corp.	6,000	221,661
Obic Co., Ltd.	7,300	215,698
Otsuka Corp.	2,600	332,161
Western Union Co.	19,046	328,544

		$27,443,219

Leisure Equipment & Products — 0.1%
Hasbro, Inc.	21,651	$1,191,022
Nikon Corp.	37,500	716,652

		$1,907,674

Life Sciences Tools & Services — 0.3%
Agilent Technologies, Inc.	13,037	$745,586
PerkinElmer, Inc.	27,425	1,130,733
Thermo Fisher Scientific, Inc.	17,359	1,932,924

		$3,809,243

Machinery — 1.9%
Caterpillar, Inc.	22,215	$2,017,344
Dover Corp.	7,424	716,713
Ebara Corp.	278,000	1,789,604
Fanuc, Ltd.	48,127	8,818,820
IHI Corp.	213,000	921,148
Japan Steel Works, Ltd.	24,000	134,485
Kawasaki Heavy Industries, Ltd.	107,000	449,376
Komatsu, Ltd.	67,800	1,392,020
Kurita Water Industries, Ltd.	6,200	128,620
Makita Corp.	6,700	352,371
MAN AG	10,039	1,232,775
NSK, Ltd.	32,000	398,795
Okuma Corp.	32,000	353,400
Pall Corp.	23,035	1,966,037
Parker Hannifin Corp.	12,277	1,579,313
SMC Corp.	1,900	479,538

Security	Shares	Value

Machinery (continued)
Snap-On, Inc.	9,395	$1,028,941
Stanley Black & Decker, Inc.	35,268	2,845,775

		$26,605,075

Marine — 0.0%(2)
Kirby Corp.(1)	3,948	$391,839
Nippon Yusen KK	41,000	131,095

		$522,934

Media — 4.0%
British Sky Broadcasting Group PLC	447,757	$6,263,737
Comcast Corp., Class A	365,803	19,008,953
Dentsu, Inc.	41,200	1,685,023
Hakuhodo DY Holdings, Inc.	20,900	162,032
IMAX Corp.(1)	77,253	2,277,418
Interpublic Group of Cos., Inc.	50,333	890,894
Liberty Global PLC, Series A(1)	11,898	1,058,803
Liberty Global PLC, Series C(1)	8,884	749,099
Omnicom Group, Inc.	54,629	4,062,759
ProSiebenSat.1 Media AG	27,382	1,359,677
Sirius XM Holdings, Inc.(1)	192,975	673,483
Time Warner Cable, Inc.	26,148	3,543,054
Time Warner, Inc.	22,926	1,598,401
Twenty-First Century Fox, Inc., Class A	60,000	2,110,800
Walt Disney Co. (The)	135,037	10,316,827
Wolters Kluwer NV	961	27,441

		$55,788,401

Metals & Mining — 1.5%
BHP Billiton PLC	189,390	$5,876,751
Dowa Holdings Co., Ltd.	105,000	1,027,316
Freeport-McMoRan Copper & Gold, Inc.	20,000	754,800
Glencore Xstrata PLC	483,787	2,516,928
JFE Holdings, Inc.	8,400	200,172
Mitsubishi Materials Corp.	80,000	295,716
Nucor Corp.	23,673	1,263,665
Pacific Metals Co., Ltd.	42,000	153,454
Rio Tinto PLC	154,989	8,758,372
Sumitomo Metal Mining Co., Ltd.	51,000	668,267

		$21,515,441

Multi-Utilities — 1.5%
Centrica PLC	778,444	$4,488,992
CMS Energy Corp.	137,634	3,684,462

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Multi-Utilities (continued)
Consolidated Edison, Inc.	24,350	$1,346,068
Dominion Resources, Inc.	27,793	1,797,929
GDF Suez	334,016	7,855,861
NiSource, Inc.	42,420	1,394,770
Public Service Enterprise Group, Inc.	6,502	208,324
Veolia Environnement	37,663	615,127

		$21,391,533

Multiline Retail — 1.1%
Isetan Mitsukoshi Holdings, Ltd.	71,332	$1,015,458
Macy’s, Inc.	48,120	2,569,608
Marks & Spencer Group PLC	432,844	3,108,205
Next PLC	41,584	3,758,840
Nordstrom, Inc.	19,173	1,184,892
Target Corp.	54,531	3,450,176

		$15,087,179

Office Electronics — 0.1%
Brother Industries, Ltd.	22,000	$300,927
Canon, Inc.	12,400	395,664
Konica Minolta Holdings, Inc.	66,500	664,554
Ricoh Co., Ltd.	15,000	159,522

		$1,520,667

Oil, Gas & Consumable Fuels — 6.2%
Alpha Natural Resources, Inc.(1)	40,000	$285,600
Anadarko Petroleum Corp.	25,318	2,008,224
BP PLC	962,053	7,796,586
Chevron Corp.	95,020	11,868,948
ConocoPhillips	63,945	4,517,714
ENI SpA	230,830	5,577,695
Exxon Mobil Corp.	116,154	11,754,785
Idemitsu Kosan Co., Ltd.	12,400	282,294
Marathon Oil Corp.	6,270	221,331
Marathon Petroleum Corp.	21,876	2,006,685
Phillips 66	36,105	2,784,779
Royal Dutch Shell PLC, Class A	291,192	10,435,813
Royal Dutch Shell PLC, Class B	281,515	10,618,793
Suncor Energy, Inc.	11,262	394,733
Total SA	199,276	12,231,444
Williams Cos., Inc.	102,184	3,941,237
WPX Energy, Inc.(1)	16,500	336,270

		$87,062,931

Security	Shares	Value

Paper & Forest Products — 0.1%
International Paper Co.	29,828	$1,462,467
OJI Paper Co., Ltd.	95,000	487,294

		$1,949,761

Personal Products — 0.3%
Estee Lauder Cos., Inc. (The), Class A	25,480	$1,919,154
Kao Corp.	61,054	1,922,090

		$3,841,244

Pharmaceuticals — 7.5%
AbbVie, Inc.	48,532	$2,562,975
Actavis PLC(1)	19,130	3,213,840
Allergan, Inc.	18,628	2,069,198
Astellas Pharma, Inc.	58,400	3,462,350
AstraZeneca PLC	125,563	7,449,269
Bayer AG	31,989	4,491,591
Chugai Pharmaceutical Co., Ltd.	99,100	2,193,584
Eisai Co., Ltd.	43,946	1,703,219
Eli Lilly & Co.	17,949	915,399
GlaxoSmithKline PLC	118,141	3,156,428
Hisamitsu Pharmaceutical Co., Inc.	3,300	166,295
Johnson & Johnson	75,033	6,872,272
Mallinckrodt PLC(1)	6,475	338,384
Merck & Co., Inc.	164,528	8,234,626
Mitsubishi Tanabe Pharma Corp.	10,000	139,470
Novartis AG	218,832	17,539,233
Pfizer, Inc.	109,562	3,355,884
Roche Holding AG PC	77,091	21,595,206
Sanofi	124,447	13,290,291
Takeda Pharmaceutical Co., Ltd.	20,531	941,655
UCB SA	9,177	683,702

		$104,374,871

Professional Services — 0.4%
Adecco SA(1)	26,539	$2,106,843
Equifax, Inc.	15,217	1,051,343
Experian PLC	29,123	537,970
Intertek Group PLC	7,167	374,055
Robert Half International, Inc.	36,884	1,548,759

		$5,618,970

Real Estate Investment Trusts (REITs) — 0.6%
American Tower Corp.	17,793	$1,420,237
AvalonBay Communities, Inc.	5,904	698,030

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Real Estate Investment Trusts (REITs) (continued)
British Land Co. PLC	107,910	$1,125,014
Capital Shopping Centres Group PLC	189,600	973,281
Japan Real Estate Investment Corp.	74	395,905
Nippon Building Fund, Inc.	80	464,817
Simon Property Group, Inc.	26,522	4,035,587

		$9,112,871

Real Estate Management & Development — 0.5%
Capital & Counties Properties PLC	189,600	$1,034,448
CB Richard Ellis Group, Inc., Class A(1)	41,385	1,088,425
Daito Trust Construction Co., Ltd.	6,300	588,974
Heiwa Real Estate Co., Ltd.	40,500	705,100
Nomura Real Estate Holdings, Inc.	27,400	617,401
NTT Urban Development Corp.	44,300	510,650
Sumitomo Realty & Development Co., Ltd.	36,000	1,793,788

		$6,338,786

Road & Rail — 0.7%
Central Japan Railway Co.	5,500	$648,186
CSX Corp.	115,014	3,308,953
East Japan Railway Co.	11,200	892,167
Hankyu Hanshin Holdings, Inc.	128	692
Kansas City Southern	23,993	2,971,053
Keio Corp.	76,000	506,461
Ryder System, Inc.	14,154	1,044,282
Tobu Railway Co., Ltd.	135,000	654,605

		$10,026,399

Semiconductors & Semiconductor Equipment — 3.1%
Advanced Micro Devices, Inc.(1)	190,688	$737,963
ARM Holdings PLC	320,204	5,822,229
Cree, Inc.(1)	17,003	1,063,878
Cypress Semiconductor Corp.(1)	217,447	2,283,193
Intel Corp.	633,070	16,434,497
Marvell Technology Group, Ltd.	164,177	2,360,865
NXP Semiconductors NV(1)	54,841	2,518,847
Sumco Corp.	40,300	355,523
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	58,911	1,027,408
Texas Instruments, Inc.	157,242	6,904,496
Tokyo Electron, Ltd.	62,400	3,438,409

		$42,947,308

Software — 3.6%
Citrix Systems, Inc.(1)	46,346	$2,931,384
Compuware Corp.	19,657	220,355

Security	Shares	Value

Software (continued)
Electronic Arts, Inc.(1)	53,174	$1,219,812
Konami Corp.	14,700	339,920
Microsoft Corp.	965,365	36,133,612
Oracle Corp.	199,371	7,627,934
Trend Micro, Inc.	40,097	1,405,123

		$49,878,140

Specialty Retail — 2.6%
CarMax, Inc.(1)	5,464	$256,917
Fast Retailing Co., Ltd.	43,000	17,759,983
Gap, Inc. (The)	63,579	2,484,667
Groupe FNAC SA(1)	922	30,206
Home Depot, Inc. (The)	87,658	7,217,760
Lowe’s Companies., Inc.	115,992	5,747,404
Tiffany & Co.	26,337	2,443,547
USS Co., Ltd.	27,200	373,089
Yamada Denki Co., Ltd.	43,600	142,614

		$36,456,187

Textiles, Apparel & Luxury Goods — 1.2%
Adidas AG	11,824	$1,507,771
Asics Corp.	20,000	341,845
Christian Dior SA	10,660	2,017,734
Coach, Inc.	16,626	933,217
Hanesbrands, Inc.	25,679	1,804,463
Kering SA	7,380	1,559,988
LVMH Moet Hennessy Louis Vuitton SA	10,000	1,826,939
NIKE, Inc., Class B	60,220	4,735,701
Onward Holdings Co., Ltd.	30,000	227,445
Swatch Group, Ltd. (The), Bearer Shares	2,352	1,558,914

		$16,514,017

Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.	143,584	$1,353,997

		$1,353,997

Tobacco — 2.1%
British American Tobacco PLC	243,393	$13,063,896
Imperial Tobacco Group PLC	161,069	6,244,340
Japan Tobacco, Inc.	76,500	2,489,214
Lorillard, Inc.	5,156	261,306
Philip Morris International, Inc.	81,709	7,119,305

		$29,178,061

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Trading Companies & Distributors — 0.5%
Marubeni Corp.	147,000	$1,058,263
Mitsubishi Corp.	77,500	1,487,838
Sumitomo Corp.	97,400	1,224,136
Wolseley PLC	47,906	2,723,607

		$6,493,844

Transportation Infrastructure — 0.1%
ADP	6,667	$757,039
Kamigumi Co., Ltd.	46,000	422,070

		$1,179,109

Wireless Telecommunication Services — 2.6%
KDDI Corp.	72,100	$4,442,457
SoftBank Corp.	133,598	11,723,325
T-Mobile US, Inc.(1)	10,717	360,520
Vodafone Group PLC	4,962,214	19,537,178

		$36,063,480

Total Common Stocks— 101.9% (identified cost $789,675,536)		$1,423,692,344

Call Options Written — (2.6)%

Exchange-Traded Options — (1.1)%

Description	Number of Contracts	Strike Price	Expiration Date	Value

NASDAQ 100 Index	230	$3,525	1/3/14	$(1,614,600)
NASDAQ 100 Index	220	3,500	1/10/14	(2,230,800)
NASDAQ 100 Index	160	3,530	1/18/14	(1,338,400)
NASDAQ 100 Index	205	3,600	1/24/14	(902,000)
S&P 500 Index	620	1,810	1/3/14	(2,480,000)
S&P 500 Index	610	1,800	1/10/14	(3,184,200)
S&P 500 Index	580	1,825	1/18/14	(2,006,800)
S&P 500 Index	585	1,850	1/24/14	(1,178,774)

				$(14,935,574)

Over-the-Counter Options — (1.5)%

Description	Counterparty	Number of Contracts	Strike Price		Expiration Date	Value
Dow Jones Euro Stoxx 50 Index	Bank of America	18,500	EUR	3,000	1/17/14	$(3,093,501)
Dow Jones Euro Stoxx 50 Index	Credit Suisse International	14,450	EUR	3,000	1/17/14	(2,416,275)

Description	Counterparty	Number of Contracts	Strike Price		Expiration Date	Value
Dow Jones Euro Stoxx 50 Index	Deutsche Bank AG	24,500	EUR	3,050	1/17/14	$(2,714,908)
FTSE 100 Index	Citibank NA	7,000	GBP	6,600	1/17/14	(1,964,785)
FTSE 100 Index	Societe Generale	7,300	GBP	6,575	1/17/14	(2,345,156)
Nikkei 225 Index	BNP Paribas	920,000	JPY	15,500	1/10/14	(7,010,730)
SMI Index	Citibank NA	6,550	CHF	8,000	1/17/14	(1,649,891)

						$(21,195,246)

Total Call Options Written (premiums received $13,876,769)						$(36,130,820)

Other Assets, Less Liabilities — 0.7%						$10,014,054

Net Assets — 100.0%						$1,397,575,578

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt
PC	–	Participation Certificate
PFC Shares	–	Preference Shares

CHF	–	Swiss Franc
EUR	–	Euro
GBP	–	British Pound Sterling
JPY	–	Japanese Yen

(1)	Non-income producing security.

(2)	Amount is less than 0.05%.

Country Concentration of Portfolio

Country	Percentage of Net Assets	Value
United States	54.7%	$763,876,963
United Kingdom	12.5	175,266,998
Japan	11.0	153,792,165
Switzerland	6.0	84,067,411
Germany	5.7	79,802,453
France	5.4	75,664,452
Spain	1.9	26,061,822
Netherlands	1.6	22,509,970
Italy	1.5	20,164,527
Ireland	0.4	5,958,049
Belgium	0.4	5,018,379
Other Countries, less than 0.3% each	0.8	11,509,155

Total Investments	101.9%	$1,423,692,344

14	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2013

Statement of Assets and Liabilities

Assets	December 31, 2013
Investments, at value (identified cost, $789,675,536)	$1,423,692,344
Cash	2,390,813
Restricted cash*	1,480,000
Foreign currency, at value (identified cost, $2,481,534)	2,494,877
Dividends receivable	1,470,615
Receivable for investments sold	92,501
Receivable for written options	1,610,477
Tax reclaims receivable	1,978,715
Total assets	$1,435,210,342

Liabilities
Written options outstanding, at value (premiums received, $13,876,769)	$36,130,820
Payable to affiliates:
Investment adviser fee	1,175,391
Trustees’ fees	13,031
Accrued expenses	315,522
Total liabilities	$37,634,764
Net Assets	$1,397,575,578

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 106,442,735 shares issued and outstanding	$1,064,427
Additional paid-in capital	903,156,723
Accumulated net realized loss	(115,050,198)
Accumulated distributions in excess of net investment income	(3,502,823)
Net unrealized appreciation	611,907,449
Net Assets	$1,397,575,578

Net Asset Value
($1,397,575,578 ÷ 106,442,735 common shares issued and outstanding)	$13.13

*	Represents restricted cash on deposit at the custodian for written options.

15	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2013

Statement of Operations

Investment Income	Year Ended December 31, 2013
Dividends (net of foreign taxes, $1,690,889)	$33,161,677
Total investment income	$33,161,677

Expenses
Investment adviser fee	$13,433,731
Trustees’ fees and expenses	51,853
Custodian fee	515,591
Transfer and dividend disbursing agent fees	19,236
Legal and accounting services	74,699
Printing and postage	453,812
Miscellaneous	220,528
Total expenses	$14,769,450
Deduct —
Reduction of custodian fee	$4,728
Total expense reductions	$4,728

Net expenses	$14,764,722

Net investment income	$18,396,955

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$65,847,276
Written options	(132,088,913)
Foreign currency transactions	(103,826)
Net realized loss	$(66,345,463)
Change in unrealized appreciation (depreciation) —
Investments	$274,314,663
Written options	(21,095,279)
Foreign currency	78,540
Net change in unrealized appreciation (depreciation)	$253,297,924

Net realized and unrealized gain	$186,952,461

Net increase in net assets from operations	$205,349,416

16	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2013

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$18,396,955	$23,892,459
Net realized loss from investment transactions, written options and foreign currency transactions	(66,345,463)	(41,390,449)
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	253,297,924	157,804,148
Net increase in net assets from operations	$205,349,416	$140,306,158
Distributions to shareholders —
From net investment income	$(20,093,017)	$(24,981,811)
Tax return of capital	(104,202,559)	(100,051,695)
Total distributions	$(124,295,576)	$(125,033,506)
Capital share transactions —
Cost of shares repurchased (see Note 5)	$(747,820)	$(7,946,869)
Net decrease in net assets from capital share transactions	$(747,820)	$(7,946,869)

Net increase in net assets	$80,306,020	$7,325,783

Net Assets
At beginning of year	$1,317,269,558	$1,309,943,775
At end of year	$1,397,575,578	$1,317,269,558

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(3,502,823)	$(1,661,419)

17	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2013

Financial Highlights

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$12.370	$12.220	$13.320	$13.840	$12.450

Income (Loss) From Operations
Net investment income(1)	$0.173	$0.223	$0.198	$0.160	$0.199
Net realized and unrealized gain (loss)	1.754	1.084	(0.088)	0.792	2.991

Total income from operations	$1.927	$1.307	$0.110	$0.952	$3.190

Less Distributions
From net investment income	$(0.189)	$(0.233)	$(0.194)	$(0.167)	$(0.204)
From net realized gain	—	—	—	(0.019)	—
Tax return of capital	(0.979)	(0.935)	(1.016)	(1.286)	(1.596)

Total distributions	$(1.168)	$(1.168)	$(1.210)	$(1.472)	$(1.800)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$0.001	$0.011	$—	$—	$—

Net asset value — End of year	$13.130	$12.370	$12.220	$13.320	$13.840

Market value — End of year	$12.100	$10.690	$10.280	$12.250	$13.890

Total Investment Return on Net Asset Value(2)	17.46%	12.46%	2.21%	8.24%	28.83%

Total Investment Return on Market Value(2)	25.26%	15.53%	(6.50)%	(0.81)%	59.07%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,397,576	$1,317,270	$1,309,944	$1,427,841	$1,478,242
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.10%	1.08%	1.08%	1.09%	1.09%
Net investment income	1.37%	1.77%	1.53%	1.23%	1.57%
Portfolio Turnover	2%	5%	17%	12%	31%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

18	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2013, the Fund, for federal income tax purposes, had deferred capital losses of $122,506,784 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year.

As of December 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

19

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2013

Notes to Financial Statements — continued

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

2  Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund makes monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component.

The tax character of distributions declared for the years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended December 31,
	2013	2012

Distributions declared from:
Ordinary income	$20,093,017	$24,981,811
Tax return of capital	$104,202,559	$100,051,695

During the year ended December 31, 2013, accumulated net realized loss was decreased by $145,342 and accumulated distributions in excess of net investment income was increased by $145,342 due to differences between book and tax accounting, primarily for foreign currency gain (loss), distributions from real estate investment trusts (REITs) and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

20

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2013

Notes to Financial Statements — continued

As of December 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Deferred capital losses	$(122,506,784)
Net unrealized appreciation	$615,861,212

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, written options contracts, distributions from REITs, investments in partnerships and investments in passive foreign investment companies.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. For the year ended December 31, 2013, the Fund’s investment adviser fee amounted to $13,433,731. Pursuant to a sub-advisory agreement, EVM has delegated a portion of the investment management to Parametric Portfolio Associates LLC (Parametric), a majority-owned subsidiary of Eaton Vance Corp. EVM pays Parametric a portion of its advisory fee for sub-advisory services provided to the Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $24,283,999 and $264,034,098, respectively, for the year ended December 31, 2013.

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the years ended December 31, 2013 and December 31, 2012.

On August 6, 2012, the Board of Trustees of the Fund authorized the repurchase by the Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value (NAV). On September 30, 2013, the Board of Trustees of the Fund approved the continuation of the Fund’s share repurchase program. The Board authorized the repurchase by the Fund of up to 10% of its common shares outstanding as of September 30, 2013 in open market transactions at a discount to NAV. The terms of the reauthorization increased the number of shares available for repurchase. The repurchase program does not obligate the Fund to purchase a specific amount of shares. During the years ended December 31, 2013 and December 31, 2012, the Fund repurchased 67,000 and 719,800, respectively, of its common shares under the share repurchase program at a cost, including brokerage commissions, of $747,820 and $7,946,869, respectively, and an average price per share of $11.16 and $11.04, respectively. The weighted average discount per share to NAV on these repurchases amounted to 10.49% and 12.65% for the years ended December 31, 2013 and December 31, 2012, respectively.

6  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$794,104,645

Gross unrealized appreciation	$638,396,451
Gross unrealized depreciation	(8,808,752)

Net unrealized appreciation	$629,587,699

21

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2013

Notes to Financial Statements — continued

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at December 31, 2013 is included in the Portfolio of Investments.

Written options activity for the year ended December 31, 2013 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of year	1,251,760	$14,686,394
Options written	12,763,910	200,121,116
Options terminated in closing purchase transactions	(11,002,485)	(171,770,566)
Options expired	(2,011,675)	(29,160,175)

Outstanding, end of year	1,001,510	$13,876,769

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At December 31, 2013, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes index call options above the current value of the index to generate premium income. In writing index call options, the Fund in effect, sells potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying index decline. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives.

The Fund enters into over-the-counter written options that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At December 31, 2013, the fair value of derivatives with credit-related contingent features in a net liability position was $21,195,246. The Fund may be required to pledge collateral in the form of cash or securities for the benefit of a counterparty if the net amount due to the counterparty exceeds a certain threshold. Collateral pledged for the benefit of a counterparty for over-the-counter derivatives is held in a segregated account by the Fund’s custodian. Securities pledged as collateral, if any, are identified in the Portfolio of Investments. Cash pledged as collateral, if any, is included in restricted cash on the Statement of Assets and Liabilities. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $1,480,000 at December 31, 2013.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at December 31, 2013 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative

Written options	$—	$(36,130,820	)(1)

Derivatives not subject to master netting or similar agreements	$—	$(14,935,574)

Derivatives subject to master netting or similar agreements	$—	$(21,195,246)

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

During the current reporting period, the Fund adopted the new disclosure requirements for offsetting assets and liabilities, pursuant to which an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table

22

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2013

Notes to Financial Statements — continued

above. The following table presents the Fund’s derivative liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund for such liabilities as of December 31, 2013.

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)

Bank of America	$(3,093,501)	$ —	$ —	$—	$(3,093,501)
BNP Paribas	(7,010,730)	—	—	1,480,000	(5,530,730)
Citibank NA	(3,614,676)	—	—	—	(3,614,676)
Credit Suisse International	(2,416,275)	—	—	—	(2,416,275)
Deutsche Bank AG	(2,714,908)	—	—	—	(2,714,908)
Societe Generale	(2,345,156)	—	—	—	(2,345,156)

	$(21,195,246)	$—	$—	$1,480,000	$(19,715,246)

(a)	In some instances, the actual collateral pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2013 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Written options	$(132,088,913	)(1)	$(21,095,279	)(2)

(1)	Statement of Operations location: Net realized gain (loss) – Written options.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written options.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

23

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2013

Notes to Financial Statements — continued

At December 31, 2013, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$139,930,910	$76,746,198	$—	$216,677,108
Consumer Staples	54,781,125	80,326,777	—	135,107,902
Energy	50,290,397	48,369,320	—	98,659,717
Financials	88,742,868	125,390,051	—	214,132,919
Health Care	102,575,271	79,860,160	—	182,435,431
Industrials	52,193,501	86,226,331	—	138,419,832
Information Technology	251,911,472	34,047,840	—	285,959,312
Materials	12,970,615	47,814,152	—	60,784,767
Telecommunication Services	15,544,177	45,277,143	—	60,821,320
Utilities	12,603,208	18,090,828	—	30,694,036

Total Common Stocks	$781,543,544	$642,148,800 *	$—	$1,423,692,344

Total Investments	$781,543,544	$642,148,800	$—	$1,423,692,344

Liability Description
Call Options Written	$(14,935,574)	$(21,195,246)	$—	$(36,130,820)

Total	$(14,935,574)	$(21,195,246)	$—	$(36,130,820)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of December 31, 2012 whose fair value was determined using Level 3 inputs. At December 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

10  Legal Proceedings

In November 2010, the Fund was named as defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors (UCC) of the Tribune Company v. FitzSimons, et al. as a result of its ownership of shares in the Tribune Company (Tribune) in 2007 when Tribune effected a leveraged buyout transaction (LBO) and was converted to a privately held company. The UCC, which has been replaced by a Litigation Trustee pursuant to Tribune’s plan of reorganization, seeks to recover payments of the proceeds of the LBO. This action is now part of a multi-district litigation proceeding in the Southern District of New York. The parties in the multi-district litigation proceeding are discussing a motion to dismiss protocol, and briefing on the various motions to dismiss is expected to occur throughout 2014. The value of the proceeds received by the Fund is approximately $891,000 (equal to 0.06% of net assets at December 31, 2013).

The Fund cannot predict the outcome of these proceedings or the effect, if any, on the Fund’s net asset value. The attorneys’ fees and costs related to these actions will be expensed by the Fund as incurred.

24

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the “Fund”), including the portfolio of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 17, 2014

25

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2014 showed the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  The Fund designates approximately $34,834,057, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2013 ordinary income dividends, 70.60% qualifies for the corporate dividends received deduction.

26

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2013

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

27

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2013

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                           Date

Shareholder signature                                                          Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of December 31, 2013, Fund records indicate that there are 42 registered shareholders and approximately 59,459 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETW.

28

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 182 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Fund	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2015. 3 years. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 182 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2015. 3 years. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Allen R. Freedman 1940	Class I Trustee	Until 2015. 3 years. Trustee since 2007.

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

Valerie A. Mosley(2) 1960	Class III Trustee	Until 2014. 1 year. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years. Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Class II Trustee	Until 2016. 3 years. Trustee since 2005.

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

29

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Class II Trustee	Until 2016. 3 years. Trustee since 2005.

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Class III Trustee	Until 2014. 3 years. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class III Trustee	Until 2014. 3 years. Trustee since 2005.

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Class II Trustee	Until 2016. 3 years. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Class III Trustee	Until 2014. 3 years. Trustee since 2005 and Chairman of the Board since 2007.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Fund	Length of Service	Principal Occupation(s) During Past Five Years
Walter A. Row, III 1957	President	Since 2011	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

James F. Kirchner(3) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

30

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2005	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Mmes. Mosley and Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	Effective January 1, 2014, Ms. Mosley became a Trustee of the Fund.
(3)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Fund since 2007.

31

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  On September 30, 2013, the Fund’s Board of Trustees approved the continuation of the Fund’s share repurchase program. The Board authorized the Fund to repurchase up to 10% of its common shares outstanding as of September 30, 2013 in open market transactions at a discount to net asset value (NAV). Under the previous authorization, the Fund could repurchase up to 10% of its common shares outstanding as of August 8, 2012 at a discount to NAV in the open market. The terms of the reauthorization increase the number of shares available for repurchase. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

32

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Sub-Adviser

Parametric Portfolio Associates LLC

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2552    12.31.13

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2012 and December 31, 2013 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	12/31/12	12/31/13
Audit Fees	$41,857	$42,100
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,270	$12,370
All Other Fees(3)	$0	$0

Total	$54,127	$54,470

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended December 31, 2012 and December 31, 2013; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	12/31/12	12/31/13
Registrant	$12,270	$12,370
Eaton Vance(1)	$615,489	$409,385

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Ronald A. Pearlman, Helen Frame Peters and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM”) is the investment adviser to the Fund. EVM has engaged its affiliate, Parametric Portfolio Associates LLC (“Parametric”), as a sub-adviser to the Fund responsible for structuring and managing the Fund’s common stock portfolio, including tax-loss harvesting and other tax-management techniques.

Walter A. Row and other EVM investment professionals comprise the investment team responsible for managing the Fund’s overall investment program, providing the sub-advisers with research support and supervising the performance of the sub-advisers. Mr. Row is the portfolio manager responsible for the day-to-day management of EVM’s responsibilities with respect to the Fund’s investment portfolio. Mr. Row is a Vice President and the Director of Structured Equity Portfolios at EVM. He is a member of EVM’s Equity Strategy Committee and co-manages other Eaton Vance registered investment companies. He joined Eaton Vance’s equity group in 1996.

David M. Stein, Ph.D. and Thomas Seto are the Parametric portfolio managers responsible for the day-to-day management of the Fund’s common stock portfolio. Mr. Stein is Managing Director and Chief Investment Officer at Parametric, where he leads the investment, research and technology activities. Mr. Seto is a Vice President and the Director of Portfolio Management at Parametric where he is responsible for all portfolio management, including taxable, tax-exempt, quantitative-active and international strategies. Messrs. Stein and Seto joined Parametric in 1996 and 1998, respectively.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts		Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Walter A. Row
Registered Investment Companies	14		$14,719.2	0	$0
Other Pooled Investment Vehicles	0		$0	0	$0
Other Accounts	0		$0	0	$0
David M. Stein
Registered Investment Companies	24	(1)	$16,214.3	0	$0
Other Pooled Investment Vehicles	5		$3,827.9	0	$0
Other Accounts	8,504	(2)	$49,007.2	1	$1,314.1
Thomas Seto
Registered Investment Companies	24	(1)	$16,214.3	0	$0
Other Pooled Investment Vehicles	5		$3,827.9	0	$0
Other Accounts	8,504	(2)	$49,007.2	1	$1,314.1

(1)	The portfolio manager provides investment advice with respect to only a portion of the total assets of certain of these accounts. Only the assets allocated to this portfolio manager as of the Fund’s most recent fiscal year end are reflected in the table.
(2)	For “Other Accounts” that are part of a wrap account program, the number of accounts cited includes the number of sponsors for which the portfolio manager provides management services rather than the number of individual customer accounts within each wrap account program.

The following table shows the dollar range of Fund shares beneficially by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Walter A. Row	$10,001 -$50,000
David M. Stein	None
Thomas Seto	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate EVM or the sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM and the sub-adviser have adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern EVM’s and the sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Compensation Structure for Parametric

Compensation of Parametric portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) a cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock, restricted shares of EVC’s nonvoting common stock and, for certain individuals, grants of profit participation interests in Parametric. Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after calendar year-end.

Method to Determine Compensation. Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and EVC, its parent company. Cash bonuses are determined based on a target percentage of Parametric profits. While the salaries of Parametric portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period*	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Programs	Maximum Number of Shares that May Yet Be Purchased Under the Programs**
January 2013	—	—	—	10,003,154
February 2013	—	—	—	10,003,154
March 2013	67,000	$11.16	67,000	9,936,154
April 2013	—	—	—	9,936,154
May 2013	—	—	—	9,936,154
June 2013	—	—	—	9,936,154
July 2013	—	—	—	9,936,154
August 2013	—	—	—	9,936,154
September 2013	—	—	—	9,936,154
October 2013	—	—	—	10,644,274
November 2013	—	—	—	10,644,274
December 2013	—	—	—	10,644,274

Total	67,000	$11.16	67,000

*	On August 6, 2012, the Fund’s Board of Trustees approved a share repurchase program authorizing the Fund to repurchase up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program was announced on August 8, 2012. On September 30, 2013, the Fund’s Board of Trustees approved the continuation of the Fund’s share repurchase program and authorized the Fund to repurchase up to 10% of its common shares outstanding as of September 30, 2013 in open market transactions at a discount to net asset value. The terms of the reauthorization increased the number of shares available for repurchase.
**	Information prior to October 2013 is based on the total number of shares eligible for repurchase under the program, as approved on August 6, 2012. Information from October 2013 forward is based on the total number of shares eligible for repurchase under the program, as approved on September 30, 2013.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

By:	/s/ Walter A. Row, III
Walter A. Row, III President

Date:	February 11, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner Treasurer

Date:	February 11, 2014

By:	/s/ Walter A. Row, III
Walter A. Row, III President

Date:	February 11, 2014